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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of Earliest Event Reported): February 11, 2002



                     COMPUTER NETWORK TECHNOLOGY CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Minnesota                   0-139944                 41-1356476
----------------------------       ------------           -------------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)



    6000 Nathan Lane North, Minneapolis, MN                      55442
    ----------------------------------------                  ----------
    (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (763) 268-6000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

Press Release Regarding Fourth Quarter Results

     On February 11, 2002, Computer Network Technology Corporation issued a press release announcing its fourth quarter results.

     A copy of the press release is filed as Exhibit 99.1 and incorporated by reference.

Press Release Announcing Convertible Note Offering

     On February 11, 2002, Computer Network Technology Corporation issued a press release announcing that it intends to raise, subject to market and other conditions, a total of $125 million through a private offering of convertible subordinated notes (which amount does not give effect to an option granted to the initial purchasers to acquire an additional $25 million in principal amount of the notes). The securities to be offered will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws and are being offered by the initial purchasers only to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Unless so registered, the notes and any common stock issued upon conversion of the notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

     A copy of the press release is filed as Exhibit 99.2 and incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1 Press Release of Computer Network Technology Corporation regarding fourth quarter results, dated February 11, 2002.

         99.2 Press Release of Computer Network Technology Corporation announcing private offering of $125 million of its convertible subordinated notes, dated February 11, 2002.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    February 11, 2002             COMPUTER NETWORK
                                       TECHNOLOGY CORPORATION


                                       By /s/ Gregory T. Barnum
                                          -------------------------------------
                                          Gregory T. Barnum
                                          Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT    DESCRIPTION OF EXHIBIT                                               PAGE NUMBER
-------    ----------------------                                               -----------
 99.1      Press Release of Computer Network Technology Corporation regarding
           Fourth Quarter Results, dated February 11, 2002.

 99.2 Press Release of Computer Network Technology Corporation announcing private offering of $125 million of its Convertible Subordinated
           Notes due 2007, dated February 11, 2002.